SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RED LION HOTELS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2020

The following Notice amends the original Notice of Annual Meeting of Shareholders included with the proxy statement of Red Lion Hotels Corporation (the “Company”) dated April 6, 2020 (the “Proxy Statement”) provided to the shareholders of the Company in connection with the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 19, 2020. As described below, the Annual Meeting will now be held in a virtual format only.

In addition, on May 7, 2020, the Company issued the attached press release related to the change to a virtual format.

This supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 7, 2020.

THE FOLLOWING NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE IN LOCATION FOR 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2020

To the Shareholders of Red Lion Hotels Corporation:

Due to the ongoing public health impact of the coronavirus pandemic (COVID-19), NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Red Lion Hotels Corporation has been changed. As previously announced, the 2020 Annual Meeting will be held on Tuesday, May 19 at 9:00 a.m. MDT. In light of public health concerns, the 2020 Annual Meeting will be held in a virtual meeting format only, via live audio webcast. You will not be able to attend the 2020 Annual Meeting physically in person.

The 2020 Annual Meeting of Shareholders of Red Lion Hotels Corporation will be held online on May 19, 2020 at 9:00 a.m. MDT at https://web.lumiagm.com/214100065 for the following purposes:

(1)	Election of seven individuals to the Board of Directors;

(2)	Ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for 2020;

(3)	Advisory (non-binding) vote to approve executive compensation; and

(4)	Transaction of such other business as may properly come before the meeting and any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement.

The Board of Directors has fixed March 24, 2020 as the record date for the meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to participate in the meeting.

Any shareholder who wishes to participate in the Annual Meeting via remote communication should follow the instructions below to access the virtual meeting at https://web.lumiagm.com/214100065, meeting password: red2020.

Shareholders of record may participate in the meeting as a “Shareholder” or as a “Guest.” If you participate as a “Shareholder,” you will be able to participate in the meeting as if attending in person, including the ability to vote your shares and submit questions to management after the business portion of the virtual meeting has been concluded. Voting instructions will be provided on the meeting website during the meeting. To join as a “Shareholder” you will need to access the virtual meeting at https://web.lumiagm.com/214100065, meeting password: red2020, and input the control number provided on your proxy card.

If you are a shareholder of record that wishes to participate as a “Guest,” or if you hold your shares through an intermediary, such as a bank or broker, you may participate as a “Guest” without having a unique control number, but you will not have the option to vote your shares or ask questions at the virtual meeting.

Whether or not you plan to attend the virtual 2020 Annual Meeting, we urge you to vote in advance of the 2020 Annual Meeting by one of the methods described in the Proxy Statement. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location to a virtual meeting and should be used to vote your shares in connection with the Annual Meeting. If you have already voted by Internet, by phone or by mail, you do not need to vote again.

By Order of the Board of Directors

Thomas L. McKeirnan

Secretary

Denver, Colorado

May 7, 2020

Important Notice Regarding the Availability of Proxy Materials for the

Virtual Shareholder Meeting to Be Held on May 19, 2020:

The Notice of Meeting, Proxy Statement, Proxy Card and 2019 Annual Report

are available at https://rlhcorp.gcs-web.com/annual-reports-and-proxies.

FOR IMMEDIATE RELEASE

NOTICE THAT THE ANNUAL MEETING OF SHAREHOLDERS OF RED LION HOTELS CORPORATION WILL BE HELD AS A VIRTUAL MEETING ON MAY 19, 2020

Denver, CO (May 7, 2020) – Red Lion Hotels Corporation, doing business as RLH Corporation (NYSE: RLH) announced today that, in light of continuing public health concerns related to the COVID-19 pandemic, its Annual Meeting of Shareholders will be held on May 19, 2020 in virtual format only. In person attendance at the Annual Meeting by shareholders will not be permitted.

Shareholders can participate in the virtual meeting online at https://web.lumiagm.com/214100065, meeting password: red2020.

Shareholders of record as of the close of business on March 24, 2020, the record date, may participate in the meeting as a “Shareholder” or as a “Guest.” If you participate as a “Shareholder,” you will be able to participate in the meeting as if attending in person, including the ability to vote your shares and submit questions to management after the business portion of the virtual meeting has been concluded. Voting instructions will be provided on the meeting website during the meeting. To join as a “Shareholder” you will need to access the virtual meeting at https://web.lumiagm.com/214100065, meeting password: red2020, and input the control number provided on your proxy card.

If you are a shareholder of record that wishes to participate as a “Guest,” or if you hold your shares through an intermediary, such as a bank or broker, you may participate as a “Guest” without having a unique control number, but you will not have the option to vote your shares or ask questions at the virtual meeting.

Shareholders are reminded to vote their shares whether they plan to attend the virtual meeting or not. Shareholders may vote their shares in advance of the meeting by one of the methods described in Red Lion’s Proxy Statement filed with the SEC on April 6, 2020.

About RLH Corporation

Red Lion Hotels Corporation is an innovative hotel company doing business as RLH Corporation which focuses on the franchising of midscale and economy hotels. The Company strives to maximize return on invested capital for hotel owners across North America through relevant brands, industry-leading technology and forward-thinking services. For more information, please visit the company’s website at www.rlhco.com.

Social Media:

www.Facebook.com/myhellorewards

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www.Linkedin.com/company/rlhco

Investor Relations Contact:

Nikki Sacks

Investor Relations

203-682-8263

investorrelations@rlhco.com